Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald L. Gillispie, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Alternate Energy Holdings, Inc. on Form 10-Q for the quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Alternate Energy Holdings, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Alternate Energy Holdings, Inc.

By:	/s/ DONALD L. GILLISPIE
Name:	Donald L. Gillispie
Title:	President and Director
Date:	August 13, 2012

I, Rick J. Bucci, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Alternate Energy Holdings, Inc. on Form 10-Q for the quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Alternate Energy Holdings, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Alternate Energy Holdings, Inc.

By:	/s/ RICK J. BUCCI
Name:	Rick J. Bucci
Title:	Chief Financial Officer
Date:	August 13, 2012

A signed original of this written statement required by Section 906 has been provided to Alternate Energy Holdings, Inc. and will be retained by Alternate Energy Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.